COMSTOCK PARTNERS FUNDS, INC.


       Supplement dated July 1, 1999 to Prospectus dated August 28, 1998


          As of August 31, 1999, The Dreyfus Corporation ("Dreyfus") will no longer serve as Sub-Investment Adviser to the Strategy Fund or serve as Sub-Investment Adviser and Administrator to the Capital Value Fund. Comstock Partners, Inc. will continue to serve as Investment Adviser to each of the Funds and Princeton Administrators, L.P. will serve as administrator for each of the Funds. As a result of this change, certain shareholder services provided by Dreyfus will no longer be available to shareholders of the Strategy Fund or the Capital Value Fund.

     - The Exchange Privilege and the Auto-Exchange Privilege between either the Strategy Fund or the Capital Value Fund and certain funds managed or administered by Dreyfus will no longer be available. (A description of these privileges begins on page 56 and 58, respectively, of the Prospectus.)

     - The Exchange Privilege between either the Strategy Fund or the Capital Value Fund and the Dreyfus Worldwide Dollar Money Market Fund for the purpose of establishing, or exchanging out of, an Exchange Account will no longer be available. (A description of this privilege begins on page 56 of the Prospectus.)

     - Dividend Sweep between either the Strategy Fund or the Capital Value Fund and funds advised or administered by Dreyfus will no longer be available. (A description of this privilege appears on page 60 of the Prospectus.)

     - Purchases of shares of either the Strategy Fund or the Capital Value Fund will no longer count toward Right of Accumulation for purchases of funds advised by Dreyfus which are subject to a sales load. (A description of this privilege begins on page 61 of the Prospectus.)